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                                                                 EXHIBIT 10.18.5




                                FOURTH AMENDMENT
                                       TO
                             STOCKHOLDERS AGREEMENT



         This FOURTH AMENDMENT TO STOCKHOLDERS AGREEMENT (this "Fourth Amendment") amends that certain Stockholders Agreement dated as of October 16, 1996, as amended (the "Stockholders Agreement"), by and among Capstar Broadcasting Partners, Inc., a Delaware corporation, the securityholders listed on the signature pages thereto, and HMTF Operating, Inc., a Texas corporation (formerly named Hicks, Muse, Tate & Furst Incorporated, "HMTF"), and is entered into as of May 18, 1998, by and among Capstar Broadcasting Corporation, a Delaware corporation (the "Company"), HMTF and the Holders (as defined in the Stockholders Agreement). A copy of the Stockholders Agreement is attached hereto as Exhibit A.


                                    RECITALS:

         WHEREAS, the parties to the Stockholders Agreement desire to amend the Stockholders Agreement as provided herein pursuant to Section 10.7.2 of the Stockholders Agreement; and

         WHEREAS, any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Stockholders Agreement.


                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the foregoing and the agreements herein contained, the parties hereto covenant and agree as follows:

         1. Section 1.1 of the Stockholders Agreement is hereby amended by adding the following definitions:

                           "Class A Common Stock" means shares of the Class A
                  Common Stock, $0.01 par value per share, of the Company, and any capital stock into which such Class A Common Stock thereafter may be changed.

                           "Class B Common Stock" means shares of the Class B
                  Common Stock, $0.01 par value per share, of the Company, and any capital stock into which such Class B Common Stock thereafter may be changed.

                           "Class C Common Stock" means shares of the Class C
                  Common Stock, $0.01 par value per share, of the company, and any capital stock into which such Class C Common Stock thereafter may be changed.

         2.       Each of the following definitions that are set forth in
Section 1.1 of the Stockholders Agreement is hereby amended and restated to read in its entirety as follows:





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                           "Common Stock" means shares of the Class A Common
                  Stock, Class B Common Stock and Class C Common Stock of the Company, and any capital stock into which such Common Stock thereafter may be changed.

                           "Registrable Shares" means at any time (i) the Class
                  A Common Stock owned by the HMC Group or the holders, whether owned on the date hereof or acquired hereafter and any capital stock into which such Class A Common Stock may be changed and
                  (ii) the Warrant Shares; provided, however that Registrable Shares shall not include any shares i. the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration or ii. which have been sold to the public pursuant to Rule 144 of the SEC under the Securities Act. For purposes of determining a Holder's right to any benefit afforded, or to exercise any rights granted, to a Holder of Registrable Shares hereunder, any Securities that are convertible into or exercisable or exchangeable for Registrable Shares shall be deemed to be that number of Registrable Shares into which such Securities may be converted or for which such Securities may be exercised or exchanged at any point in time.

                           "Warrant" means that certain Warrant dated July 1,
                  1997, as it may be amended from time to time, for 9,300,000 shares of Common Stock, issued by the Company to R. Steven Hicks.

         3. The term "Rights Holder," as used in Article 7, is hereby amended to refer to each of R. Steven Hicks and Capstar BT Partners, L.P., a Delaware limited partnership, and shall be deemed to refer to each of them severally (and not jointly). The term "Rights Holder," as used in Article 8 of the Stockholders Agreement, shall refer only to R. Steven Hicks (and not to Capstar BT Partners, L.P.).

         4. Section 6.1 of the Stockholders Agreement is hereby amended by replacing the term "Warrants" with the phrase "the Warrant, the New Warrants."

         5. Section 7.2 of the Stockholders Agreement is hereby amended by replacing the reference to Section 7.2 with a reference to Section 7.1.

         6. Section 10.4 is hereby amended by adding the following sentence after the last sentence of Section 10.4:

                  If other than the Company, the issuer of any capital stock into which Common Stock may be changed shall execute and deliver to the Holders, as a condition precedent to effecting such change, an agreement substantially similar to this Stockholders Agreement in which the issuer is the "Company."

         7. Section 10.7.2 of the Stockholders Agreement is hereby amended by replacing each reference therein to Section 8.7.2 with a reference to Section 10.7.2.



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         8.       Except as herein specifically amended or supplemented, the
Stockholders Agreement shall continue in full force and effect in accordance with its terms.

         9. This Fourth Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.



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         IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be duly executed, all as of the date first written above.

                                     CAPSTAR BROADCASTING CORPORATION



                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                     HMTF OPERATING, INC.



                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                     HOLDERS:



                                     -------------------------------------------
                                     Shelly Mabry Ellard



                                     -------------------------------------------
                                     Kristen Lea Hicks



                                     -------------------------------------------
                                     R. Steven Hicks



                                     -------------------------------------------
                                     Jason Mabry






                                      S-1

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                                     -------------------------------------------
                                     R. Steven Hicks as custodian for Dean
                                     McClure Taylor under the Texas Uniform
                                     Gifts to Minors Act



                                     -------------------------------------------
                                     Larry Taylor as Custodian for Brandon
                                     Vaughan Hicks under the Texas Uniform Gifts to Minors Act



                                     -------------------------------------------
                                     Larry Taylor as Custodian for Robert S.
                                     Hicks, Jr. under the Texas Uniform Gifts to
                                     Minors Act


                                     CAPSTAR BT PARTNERS, L.P.

                                     By:      HM3/GP Partners, L.P.,
                                              its General Partner

                                     By:      Hicks, Muse GP Partners III, L.P.,
                                              its General Partner

                                     By:      Hicks, Muse Fund III Incorporated,
                                              its General Partner



                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------





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                                     CAPSTAR BOSTON PARTNERS, L.L.C.

                                     By:      HM3/GP Partners, L.P.,
                                              its Manager

                                     By:      Hicks, Muse GP Partners III, L.P.,
                                              its General Partner

                                     By:      Hicks, Muse Fund III Incorporated,
                                              its General Partner



                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                     CAPSTAR BROADCASTING PARTNERS, L.P.

                                     By:      HM3/Capstar Partners, L.P.,
                                              its General Partner

                                     By:      HM3/Capstar, Inc.
                                              its General Partner



                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------









                                       S-3

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                                    EXHIBIT A

                            (STOCKHOLDERS AGREEMENT)